                                                                    EXHIBIT 10.1









                               DNA SCIENCES, INC.


                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                DECEMBER 22, 2000




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                                TABLE OF CONTENTS

                                                                        PAGE


SECTION 1   DEFINITIONS; AMENDMENT AND WAIVER.............................2

     1.1    "Commission"..................................................2
     1.2    "Common Stock"................................................2
     1.3    "Exchange Act"................................................2
     1.4    "Holder"......................................................2
     1.5    "Initiating Holders"..........................................2
     1.6    "Preferred"...................................................2
     1.7    "Registrable Securities"......................................2
     1.8    The terms "register," "registered" and "registration".........3
     1.9    "Registration Expenses".......................................3
     1.10   "Securities"..................................................3
     1.11   "Securities Act"..............................................3
     1.12   "Selling Expenses"............................................3
     1.13   Amendment of Prior Rights Agreement;
               Waiver of Right of First Offer.............................3

SECTION 2   INFORMATION RIGHTS............................................3
     2.1    Financial Information.........................................3
     2.2    Assignment of Rights..........................................4
     2.3    Termination...................................................4

SECTION 3   RIGHTS OF FIRST OFFER ON NEW ISSUANCES........................4
     3.1    Rights of First Offer.........................................4
     3.2    Termination...................................................6

SECTION 4   REGISTRATION RIGHTS...........................................6
     4.1    Requested Registration........................................6
     4.2    Company Registration..........................................8
     4.3    Registration on Form S-3......................................9
     4.4    Limitations on Subsequent Registration Rights.................9
     4.5    Expenses of Registration.....................................10
     4.6    Registration Procedures......................................10
     4.7    Indemnification..............................................11
     4.8    Information by Holder........................................13


                                       i.

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                        PAGE



     4.9    Rule 144 Reporting...........................................13
     4.10   Transfer of Registration Rights..............................14
     4.11   Termination..................................................14
     4.12   Lockup Agreement.............................................14

SECTION 5   LEGENDS......................................................14
     5.1    Legends......................................................14

SECTION 6   MISCELLANEOUS................................................15
     6.1    Governing Law................................................15
     6.2    Entire Agreement; Amendment..................................15
     6.3    Aggregation..................................................15
     6.4    Notices, etc.................................................15
     6.5    Additional Purchasers........................................16
     6.6    Severability.................................................16
     6.7    Counterparts.................................................16




                                       ii.


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                               DNA SCIENCES, INC.
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "AGREEMENT") is made as of this 22nd day of December, 2000 by and among DNA Sciences, Inc., a Delaware corporation (the "COMPANY"), the holders of the Company's Series A Preferred Stock set forth on Exhibit A hereto (the "SERIES A HOLDERS"), the holders of the Company's Series B Preferred Stock set forth on Exhibit A hereto (the "SERIES B HOLDERS"), the holders of the Company's Series C Preferred Stock set forth on Exhibit A hereto (the "SERIES C HOLDERS"), the holders of the Company's Series C-1 Preferred Stock set forth on Exhibit A hereto (the "Series C-1 Holders") and the holders of the Company's Series D Preferred Stock set forth on Exhibit A hereto (the "SERIES D HOLDERS"). The Series A Holders, the Series B Holders, the Series C Holders, the Series C-1 Holders and the Series D Holders shall be referred to hereinafter individually as an "INVESTOR" and collectively as the "INVESTORS."


                                    RECITALS

     A. The Company, the Series A Holders, the Series B Holders and certain of the Series C Holders have previously entered into that certain Amended and Restated Investor Rights Agreement dated as of December 15, 2000 (the "PRIOR RIGHTS AGREEMENT"), pursuant to which the Company granted the Series A Holders, the Series B Holders and the Series C Holders certain rights;

     B. The Company and PPGx, Inc., a Delaware corporation ("PPGx"), entered into that certain Agreement and Plan of Merger and Reorganization, by and among the Company, PIPO Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("MERGER SUB"), and PPGx, dated as of December 17, 2000 (the "REORGANIZATION AGREEMENT"), pursuant to which Merger Sub was merged with and into PPGx and PPGx became the surviving corporation and a wholly owned subsidiary of the Company;

     C. Pursuant to the Reorganization Agreement, the Company issued two million nine hundred and fifty-seven thousand one hundred (2,957,100) shares of its Series D Preferred to the Series D Holders;

     D. A condition to the Series D Holders' obligations under the Reorganization Agreement is that the Company extend to them certain information and registration rights and other rights with respect to the Company's Series D Preferred as set forth below, and

     E. The Series A Holders, the Series B Holders and certain of the Series C Holders are holders of at least a majority of the Registrable Securities of the Company (as defined in the Prior Rights Agreement), and desire to amend and restate the Prior Rights Agreement in its entirety and accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Rights Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Reorganization Agreement, the parties mutually agree as follows:


                                       1.

                                    SECTION 1

                        DEFINITIONS; AMENDMENT AND WAIVER

     As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "COMMISSION" shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

     1.2 "COMMON STOCK" shall mean shares of the Company's Common Stock, par value $.001 per share.

     1.3 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     1.4 "HOLDER" shall mean each of the Investors (and their transferees as permitted by Section 4.10) holding Registrable Securities or securities convertible into Registrable Securities.

     1.5 "INITIATING HOLDERS" shall mean Holders who in the aggregate hold greater than fifty percent (50%) of the Preferred.

     1.6 "PREFERRED" shall mean shares of the Company's Series A preferred stock, par value $.001 per share (the "SERIES A PREFERRED"), the Company's Series B preferred stock, par value $.001 per share (the "SERIES B Preferred"), including shares of Series B PREFERRED issuable upon exercise of: (i) that certain warrant entered into by and between the Company and Cooley Godward LLP on March 16, 2000; (ii) that certain warrant entered into by and between the Company and GATX Ventures, Inc. on October 6, 2000 (the "GATX WARRANT"); and
(iii) that certain warrant entered into by and between the Company and TBCC Funding Trust II on October 6, 2000 (the "TBCC WARRANT"), the Company's Series C preferred stock, par value $.001 per share (the "SERIES C PREFERRED"), the Company's Series C-1 preferred stock, par value $.001 per share (the "SERIES C-1 PREFERRED") and the Company's Series D preferred stock, par value $.001 per share (the "SERIES D PREFERRED").

     1.7 "REGISTRABLE SECURITIES" shall mean any shares of Common Stock issued or issuable (i) on conversion of the Preferred, (ii) upon exercise by the Investors of their preemptive rights as provided in Section 3 of this Agreement,
(iii) upon exercise by the Investors of their right of first offer rights pursuant to the Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith, and (iv) any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock



                                       2.

split, stock dividend, recapitalization or similar event. Shares of Common Stock or other securities shall only be treated as Registrable Securities if they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction. Solely for the purposes of
Section 4.2 of this Agreement, the Company shall treat the Warrant Shares, as defined in the GATX Warrant and the TBCC Warrant, as Registrable Securities.

     1.8 THE TERMS "REGISTER," "REGISTERED" AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     1.9 "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 4.1, 4.2, and
4.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company (and fees and disbursements of one special counsel for Holders, if any), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     1.10 "SECURITIES" shall mean Common Stock or Preferred.

     1.11 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same, which shall be in effect at the time.

     1.12 "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

     1.13 AMENDMENT OF PRIOR RIGHTS AGREEMENT; WAIVER OF RIGHT OF FIRST OFFER. Effective and contingent upon execution of this Agreement by the Company and the holders of a majority of the Registrable Securities, as that term is defined in the Prior Rights Agreement, and upon closing of the transactions contemplated by the Reorganization Agreement, the Prior Rights Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company and the Investors hereby agree to be bound by the provisions hereof as the sole agreement of the Company and the Investors with respect to registration rights of the Company's securities and certain other rights, as set forth herein. The Series A Holders, the Series B Holders and the Series C Holders hereby waive the right of first offer, including the notice requirements, set forth in the Prior Rights Agreement with respect to the issuance of Series D Preferred, except to the extent that a Series A Holder, a Series B Holder or a Series C Holder is receiving Series D Preferred, as set forth in the Reorganization Agreement.



                                       3.

                                   SECTION 2

                               INFORMATION RIGHTS

     2.1 FINANCIAL INFORMATION. The Company will provide each Investor the following reports for so long as the Investor is a holder of a minimum of ten thousand (10,000) shares of Registrable Securities (as adjusted for stock splits and combinations):

          (a) As soon as practicable after the end of each fiscal year, and in any event within one hundred twenty (120) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, and all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

          (b) As soon as practicable after the end of each month and fiscal quarter, and in any event within thirty (30) days and forty-five (45) days, respectively, thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such period, consolidated statements of income, consolidated statements of changes in financial condition, a consolidated statement of cash flow of the Company and its subsidiaries and a statement of stockholders' equity for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, and setting forth in comparative form the budgeted figures, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company.

          (c) As soon as practicable after its adoption by the Board of Directors of the Company (the "BOARD OF DIRECTORS"), a copy of the annual operating plan of the Company for the next fiscal year and an annual budget for the next fiscal year of the Company containing profit and loss projections, cash flow projections and capital expenditures, all on a monthly basis.

     2.2 ASSIGNMENT OF RIGHTS. The rights granted pursuant to Section 2.1 may be assigned or otherwise conveyed by an Investor to a constituent partner or an affiliate of the Investor or to a transferee who acquires (i) at least ten thousand (10,000) shares of Preferred (as adjusted for stock splits and combinations), or (ii) all shares of Preferred held by such transferor. Notwithstanding the foregoing, the rights granted pursuant to Section 2.1 may not be assigned or otherwise conveyed to a competitor of the Company, as reasonably determined by the Board of Directors excluding any director with an interest in such transferee. The Investor shall provide the Company with written notice of any assignment or conveyance of the rights granted pursuant to Section 2.1.

     2.3 TERMINATION. The provisions of Sections 2 and 3, including information rights, rights of first offer and miscellaneous covenants, shall terminate upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act covering any securities of the Company.

                                       4.

                                   SECTION 3

                     RIGHTS OF FIRST OFFER ON NEW ISSUANCES

     3.1 RIGHTS OF FIRST OFFER. The Company hereby grants to each Investor the right of first offer to purchase such Investor's pro rata portion of New Securities (as defined in Section 3.1(a)) that the Company may, from time to time, propose to sell and issue. Such Investor's pro rata portion, for purposes of this right of first offer, is the ratio of the number of shares of Common Stock held by such Investor (including Common Stock issuable upon conversion of securities convertible into Common Stock held by such Investor, including the Preferred) bears to the total number of shares of Common Stock outstanding at the time of issuance of such New Securities (including Common Stock issuable upon conversion of all outstanding securities convertible into Common Stock, including the Preferred). This right of first offer shall be subject to the following provisions:

          (a) "NEW SECURITIES" shall mean any Common Stock, whether now authorized or not, any rights, options, or warrants to purchase said Common Stock and securities of any type whatsoever that are, or may become, convertible into Common Stock; PROVIDED, HOWEVER, that New Securities shall not include (i) shares of Common Stock issued upon conversion of the Preferred; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization;
(iii) up to four million five hundred thousand (4,500,000) shares of Common Stock (or related options) issued to employees, officers, directors, consultants or other persons performing services for the Company pursuant to any stock offering, plan or other arrangement approved by the Board of Directors; (iv) securities issued to financial institutions in connection with the extension of credit to the Company or in connection with the lease of equipment and in both cases for other than equity financing purposes; (v) securities issued to any third party in connection with participation in a strategic bona fide alliance or other corporate partner transaction with the Company approved by the Board of Directors for purposes which are not primarily equity financing; (vi) securities issued pursuant to the acquisition or license of technology, software or other intellectual property rights; (vii) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company; or
(viii) shares of Series D Preferred issued pursuant to the Reorganization Agreement.

          (b) In the event that the Company proposes to issue New Securities, it shall give each Investor at least thirty (30) days prior written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Investor shall have twenty (20) days from the date of mailing of any such notice to agree to purchase its pro rata share of such New Securities for the price and upon the general terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (c) In the event that an Investor fails to exercise in full its right of first refusal within said twenty (20) day period, the Company shall have seventy-five (75) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) the New Securities respecting which the Investor's rights were not exercised, at a price and upon general terms no more favorable to the Investors thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within said forty-five (45) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors in the manner provided above.

          (d) The Investor's failure to exercise this right of first refusal on any issuance of New Securities shall not adversely affect the Investor's right of first refusal to purchase subsequent issuances of New Securities.

          (e) The right of first refusal set forth in this Section 3.1 is nonassignable, except to another Investor or another entity under common control with an Investor.

     3.2 TERMINATION. The provisions of this Section 3 shall terminate in accordance with the provisions of Section 2.3.


                                       5.

                                   SECTION 4

                               REGISTRATION RIGHTS

     4.1 REQUESTED REGISTRATION.

          (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than forty percent (40%) of the Registrable Securities (or a lesser percentage of the Registrable Securities if the reasonably anticipated aggregate price to the public thereof would exceed Five Million dollars ($5,000,000)) the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable and in any event within ninety (90) days of the receipt of such request, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the


                                       6.

Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company.


                    PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 4.1:

                    (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) prior to the earlier to occur of (i) six (6) months after the effective date of the Company's first registered public offering of its stock, or (ii) December 31, 2002, provided that the Company is actually employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (C) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six
(6) months immediately following the effective date of, any registration statement pertaining to securities of the Company sold by the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (D) after the Company has effected two (2) registrations pursuant to this paragraph 4.1, and such registrations have been declared or ordered effective, provided that all Registrable Securities requested to be included in such registrations were in fact included in the registrations; PROVIDED, HOWEVER, that the Company, upon the approval, by vote or written consent, of the holders of at least fifty percent (50%) of the Registrable Securities held by the Series C Holders and the Series D Holders, voting together as a separate class, shall effect one (1) additional registration only with respect to such Registrable Securities held by the Series C Holders and the Series D Holders, pursuant to this Section 4.1(a)(ii); or

                    (E) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its Investors for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 4 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, PROVIDED, HOWEVER, that the Company shall not utilize this right more than once in any twelve (12) month period.

                    Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.



                                       7.

          (b) UNDERWRITING. In the event that a registration pursuant to this
Section 4.1 is for a registered public offering involving an underwriting, the Initiating Holders will so advise the Company as part of the written request given by such Initiating Holders pursuant to Section 4.1(a), and the Company shall in turn advise the Holders as part of the notice given pursuant to Section 4.1(a)(i). In such event, the right of any Holder to registration pursuant to this Section 4.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 4.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 4.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders, and the number of shares that may be included in the registration and underwriting shall be allocated first among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement; PROVIDED, HOWEVER, that no stock other than capital stock owned by the Company is included in such registration statement. No Registrable Securities or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any holder to the nearest one hundred (100) shares.

          If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

     4.2 COMPANY REGISTRATION.

          (a) NOTICE OF REGISTRATION. If at any time, or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

               (i) promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made, within twenty (20) days after receipt of such written notice from the Company, by any Holder.

          (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4.2(a)(i). In such event the right



                                       8.

of any Holder to registration pursuant to this Section 4.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of shares of Registrable Securities to be included in such registration without requiring any limitation in the number of shares to be registered on behalf of the Company, provided that if such underwriting is other than an initial public offering, (i) the number of shares of Registrable Securities to be included in such registration shall not be limited to less than thirty percent (30%) of the total number of shares to be included in such registration, and (ii) no shares owned by a person or entity who is not a party to this Agreement, or entitled to the benefits hereof pursuant to Section 4.10, shall be included in such registration. The Company shall so advise all Holders and the number of shares that may be included in the registration and underwriting by all Holders shall be allocated among the Holders of Registrable Securities in proportion to the respective amounts of Registrable Securities held by such Holders at the time of filing of the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest one hundred
(100) shares. If any Holder disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4.2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

     4.3 REGISTRATION ON FORM S-3.

          (a) REQUEST FOR REGISTRATION. If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed Three Million dollars ($3,000,000), and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. The substantive provisions of Section 4.1(a)(i) and (ii) (not including the proviso immediately following paragraph (ii) and of Section 4.1(b) shall be applicable to each registration initiated under this Section 4.3.

          (b) LIMITATIONS. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 4.3: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the



                                       9.

period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or the Investors as a whole for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder, PROVIDED, HOWEVER, that the Company shall not utilize this right more than once in any twelve (12) month period.

     4.4 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date hereof, the Company will not, without the prior written consent of the holders of a majority of the voting power of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which allows such holder or prospective holder of any securities of the Company to include such securities in any registration filed under Sections 4.1, 4.2 or 4.3 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities which are included. However, the Company may by agreement grant such holder or prospective holder a registration right analogous to that set forth in Section 4.1 provided that (i) such holder or prospective holder may not demand a registration analogous to that set forth in Section 4.1 at any time earlier than the Holders first have such right or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 4.1, and (ii) that the Registrable Securities may be included in any such registration demanded by such holders to the extent such inclusion will not diminish the amount of securities of such holders which are included.

     4.5 EXPENSES OF REGISTRATION.

          (a) REGISTRATION EXPENSES. The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to Section 4.1,
Section 4.2 and Section 4.3 hereof, including the expense of one special counsel to the selling Holders, not to exceed Twenty-Five Thousand dollars ($25,000).

          (b) SELLING EXPENSES. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders pro rata on the basis of the number of shares so registered.

     4.6 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will:

          (a) keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof;



                                      10.

         (b) as soon as practicable, prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the earlier of (i) one hundred twenty (120) days, or (ii) the distribution described in the Registration Statement has been completed; PROVIDED, HOWEVER, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company, and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and, provided further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment, which (I) includes any prospectus required by
Section 10(a)(3) of the Securities Act, or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

         (c) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (e) in the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

         (f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing; and

         (g) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     4.7 INDEMNIFICATION.

         (a) BY COMPANY. The Company will indemnify each Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act and each Investor and its officers, directors and partners and each person controlling such Investor within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities, joint or several, (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or any violation by the Company of the Securities Act, the Exchange Act or any state or federal securities law, or any rule or regulation promulgated under such Acts or law applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, each Investor, each of its officers, directors and partners and each person controlling such Investor, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person, underwriter or Investor and stated to be specifically for use therein. If the Holders and Investors are represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 4.7(a) to reimburse legal fees and expenses of more than one separate counsel for all Holders and Investors.

         (b) BY HOLDERS. Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, each of its officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful misconduct by such Holder.

         (c) PROCEDURES. Each party entitled to indemnification under this
Section 4.7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) CONTRIBUTION. If the indemnification provided for in this Section
4.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) CONTROLLING AGREEMENT. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions of this Section 4.7, the provisions in the underwriting agreement shall control.

     4.8 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by them as the Company may request in writing and only as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

     4.9 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to use its best efforts to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

         (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

         (c) Furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days from the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     4.10 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Holders under Sections 4.1, 4.2 and 4.3 may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such transfer is effected in compliance with the restrictions on transfer contained in this Agreement and in any other agreement between the Company and the Holder, and
(iii) such assignee or transferee is a constituent partner of an Investor or purchases (i) at least fifty thousand (50,000) shares of Preferred or (ii) all shares of Preferred held by an Investor if transferred to a single entity; PROVIDED, HOWEVER, the transferee shall agree in writing to be bound by the terms of this Agreement. No transfer or assignment will divest a Holder or any subsequent owner of such rights and powers unless all Registrable Shares are transferred or assigned.

     4.11 TERMINATION. The rights granted pursuant to this Section 4 shall terminate as to each Holder following the effective date of the Company's first registered public offering of its stock and at such time such Holder may sell under Rule 144, or a successor rule, in a three-month period all Registrable Securities then held by such Holder, regardless of whether such Holder is an affiliate of the Company.

     4.12 LOCKUP AGREEMENT. Each Holder agrees that, if, in connection with the Company's initial public offering of the Company's securities, the Company or the underwriters managing the offering so request, the Holder shall not sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or the underwriters; provided that each officer and director of the Company who owns stock of the Company also agrees to such restrictions. This Section 4.12 shall be binding on all transferees or assignees of Registrable Securities, whether or not such persons are entitled to registration rights pursuant to Section 4.10.

                                    SECTION 5

                                     LEGENDS

     5.1 LEGENDS. Each Investor understands that the share certificates evidencing any Registrable Securities shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

         (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

         (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP NOT TO EXCEED 180 DAYS FOLLOWING THE COMPANY'S INITIAL PUBLIC OFFERING, A COPY OF WHICH LOCKUP IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         (c) Any legend required to be placed thereon by the California Commissioner of Corporations or any other applicable state securities laws.

                                   SECTION 6

                                  MISCELLANEOUS

     6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Delaware, as such laws are applied to agreements between Delaware residents entered into and performed entirely in Delaware.

     6.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement or any term hereof may be amended, waived, discharged or terminated by a written instrument signed by the Company and the Holders or transferees of such Holders holding more than fifty percent (50%) of the Registrable Securities.

     6.3 AGGREGATION. For the purposes of determining the number of shares of Registrable Securities held by an Investor, Holder, transferee or assignee, the holdings of affiliates shall be aggregated together and with the holdings of such Investor, Holder, transferee or assignee, respectively; provided, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Sections 2 and 4.

     6.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be deemed given if in writing and mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at such Holder's address as set forth on Exhibit A to this Agreement, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (c) if to the Company, at the address of its principal offices and addressed to the attention of the Corporate Secretary and with a copy to Cooley Godward LLP, 3000 El Camino Real, 5 Palo Alto Square, Palo Alto, California 94306, Attention: Robert L. Jones, or at such other address as the Company shall have furnished to the Investors.

     6.5 ADDITIONAL PURCHASERS. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor" hereunder.

     6.6 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     6.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

The foregoing Agreement is hereby executed as of the date first above written.


THE "COMPANY"                         DNA SCIENCES, INC.
                                      a Delaware corporation


                                      By:
                                         ---------------------------
                                         Hugh Y. Rienhoff, Jr.
                                         Chairman & CEO

"INVESTORS"                           AMERSHAM PHARMACIA BIOTECH, INC.


                                      By:
                                         ---------------------------

                                      Its:
                                         ---------------------------

"INVESTORS"

                                       APPLE TREE PARTNERS I L.P.



                                      By:
                                         ---------------------------

                                      Its:
                                         ---------------------------

"INVESTORS"

                                      BRENTWOOD ASSOCIATES VIII, L.P.

                                      By: Brentwood VIII Ventures, L.L.C.

                                      Its:  General Partner



                                      By:
                                         ---------------------------

                                      Its:
                                         ---------------------------




                                      BRENTWOOD AFFILIATES FUND II, L.P.

                                      By: Brentwood VIII Ventures, L.L.C.

                                      Its:  General Partner



                                      By:
                                         ---------------------------

                                      Its:
                                         ---------------------------

"INVESTORS"


                                  -------------------------------------------
                                  WILLIAM R.  BRODY

"INVESTORS"


                                  -------------------------------------------
                                  ROBERT J. CARPENTER

"INVESTORS"


                                  CLSP, L.P.



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------



                                  CLSP-SBS I, L.P.


                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------



                                  CLSP-SBS II, L.P.



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------



                                  CLSP II, L.P.


                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

                                  CLSP OVERSEAS, LTD.



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  COOLEY GODWARD LLP



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  DOMAIN PARTNERS IV, L.P.



                                  By:
                                      ---------------------------------------
                                          Managing Member


                                  DP IV ASSOCIATES, L.P.

                                  By: One Palmer Square Associates IV, L.L.C.
                                      Its General Partner


                                  By:
                                     ----------------------------------------
                                       Managing Member

"INVESTORS"



                                  -------------------------------------------
                                  JAY T. FLATLEY

"INVESTORS"



                                  GC&H INVESTMENTS


                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  WEB MD CORPORATION


                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  -------------------------------------------
                                  RICHARD A. MATHIES

"INVESTORS"



                                  MONACO PARTNERS, L.P.
                                  By: Clark Ventures, Inc.
                                      Its General Partner


                                  By:
                                      ---------------------------------------

                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  ORACLE CORPORATION



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  PEQUOT HEALTHCARE FUND, L.P.
                                  BY: PEQUOT CAPITAL MANAGEMENT, INC.
                                  AS INVESTMENT MANAGER



                                  By:
                                      ---------------------------------------
                                      David J. Malat


                                  Its:
                                      ---------------------------------------



                                  PEQUOT HEALTHCARE OFFSHORE FUND, INC.
                                  BY: PEQUOT CAPITAL MANAGEMENT, INC.,
                                  AS INVESTMENT ADVISOR



                                  By:
                                      ---------------------------------------
                                      David J. Malat


                                  Its:
                                      ---------------------------------------



                                  PEQUOT HEALTHCARE INSTITUTIONAL FUND, L.P.
                                  BY: PEQUOT CAPITAL MANAGEMENT, INC.,
                                  AS INVESTMENT ADVISOR



                                  By:
                                      ---------------------------------------
                                      David J. Malat


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  AXYS PHARMACEUTICALS, INC.



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  QUANTUM PARTNERS LDC



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------



                                  QUANTUM INDUSTRIAL PARTNERS LDC



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------



                                  SFM DOMESTIC INVESTMENTS LLC



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  RUSSELL RANDOLPH & CYNTHIA Y. SCOTT OR
                                  THEIR SUCCESSORS IN TRUST U/T/D JUNE 22, 1998, AS MAY BE AMENDED
                                  312 COLERIDGE AVENUE
                                  PALO ALTO, CA  94301



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  -------------------------------------------
                                  FRANCIS COLSTON RIENHOFF

"INVESTORS"



                                  -------------------------------------------
                                  HUGH Y. RIENHOFF, AN INDIVIDUAL

"INVESTORS"



                                  JAMES M. SCHLATER AND MARILYN L. SCHLATER
                                  TRUST DATED 4/9/90



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                  -------------------------------------------
                                  GREGORY T. WENT, AN INDIVIDUAL

"INVESTORS"



                                  -------------------------------------------
                                  STEVEN B. LEHRER, AN INDIVIDUAL

"INVESTORS"



                                  DEUTSCHE
                                  VERMOEGENSBILDUNGSGESELLSCHAFT



                                  By:
                                      ---------------------------------------


                                  Its:
                                      ---------------------------------------

"INVESTORS"



                                     DEUTSCHE ASSET MANAGEMENT (NAVAP)



                                     By:
                                        --------------------------------------


                                     Its:
                                          ------------------------------------

"INVESTORS"



                                     TALLWOOD I, L.P.



                                     By:
                                        --------------------------------------


                                     Its:
                                         -------------------------------------

"INVESTORS"



                                     SPARKS PARTNERS, L.P.



                                     By:
                                        --------------------------------------


                                     Its:
                                         -------------------------------------

"INVESTORS"



                                     THE UNIVERSITY OF UTAH RESEARCH FOUNDATION



                                     By:
                                        --------------------------------------


                                     Its:
                                         -------------------------------------

"INVESTORS"



                                     HOGAN & HARTSON L.L.P.



                                     By:
                                        --------------------------------------


                                     Its:
                                         -------------------------------------

"INVESTORS"



                                     -----------------------------------------
                                     HUGH WILLBOURN

                                   EXHIBIT A

                             SCHEDULE OF INVESTORS

Name and Address of Investor


Pharmaceutical Product Development, Inc.
3151 17th Street Extension
Wilmington, NC 28412

Amersham Pharmacia Biotech, Inc.
800 Centennial Avenue 30
PO Box 1327
Piscataway, NJ  0885-1327

Apple Tree Partners I, L.P.
The Chrysler Building
405 Lexington Avenue, 45th Floor
New York, NY 10174
Attn: Seth Harrison

Atherton Properties Partnership, L.P.
2025 Garcia Avenue
Mountain View, CA 94043

Axys Pharmaceuticals, Inc.
180 Kimball Way
South San Francisco, CA 94080
Attention: William J. Newell

Brentwood Affiliates Fund II, L.P.
3000 Sand Hill Road, Bldg. 1
Suite 260
Menlo Park, CA 94025
Attn:  Brian Atwood

Brentwood Associates VIII, L.P.
3000 Sand Hill Road, Bldg. 1
Suite 260
Menlo Park, CA 94025
Attn:  Brian Atwood

                                      1.

CLSP II, L.P.
230 Park Avenue 20th Floor
New York, NY  10169
Attn:  Peter Freer

CLSP Overseas, Ltd
230 Park Avenue 20th Floor
New York, NY  10169
Attn: Peter Freer

CLSP, L.P.
230 Park Avenue 20th Floor
New York, NY  10169
Attn:  Peter Freer

CLSP-SBS 1, L.P.
230 Park Avenue 20th Floor
New York, NY  10169
Attn:  Peter Freer

CLSP-SBS 11, L.P.
230 Park Avenue 20th Floor
New York, NY  10169
Attn:  Peter Freer

Cooley Godward LLP
One Maritime Plaza
20th Floor
San Francisco, CA  94111-3580

Deutsche Asset Management (NAVAP)
Mainzer Landstrasse 16
60323 Frankfurt
Germany
Attn: Herr Althoff

Deutsche Vermoegensbildungsgesellschaft
Feldbergstr 23
60323 Frankfurt
Germany
Attn: Daniel Endrikat

                                      2.

Domain Partners IV, L.P.
One Palmer Square
Suite 515
Princeton, NJ  08542
Attn:  Jesse Treu

DP IV Associates, L.P.
One Palmer Square
Suite 515
Princeton, NJ  08542
Attn:  Jesse Treu

Francis Colston Rienhoff
7802 Ruxwood Road
Baltimore, MD  21204

GATX Ventures, Inc.
3678 Mountain Diablo Blvd., Suite 200
Lafayette, CA 94549
Attn: Legal Department

GC&H Investments
One Maritime Plaza, 20th Floor
San Francisco, CA  94111-3580

GC&H Investments
One Maritime Plaza, 20th Floor
San Francisco, CA 94111-3580
Attn: Jim Kindler

Gregory T. Went
DNA Sciences, Inc
6540 Kaiser Drive
Fremont, CA 94555-3613

Hogan & Hartson L.L.P.
555 Thirteenth Street, N.W.
Washington, DC 20004
Attn: Raymond Calamaro

Hugh Willbourn
Corr Willbourn R&D
1 Sail Street
London SE 116NQ

                                      3.

Hugh Y. Rienhoff
DNA Sciences, Inc
6540 Kaiser Drive
Fremont, CA 94555-3613

James M. Schlater and Marilyn L.
Schlater Trust Dated 4/9/90
623 Morningside
Los Altos, CA 94022

Jay T. Flatley
Illumina, Inc.
9390 Towne Centre Drive
San Diego, CA 92121

JHC Investments 2000, LLC
2025 Garcia Avenue
Mountain View, CA 94043

Monaco Partners, L.P.
777 East William Street, Suite 200
Carson City, NV 89701-4058
Attn:  Harvey Armstrong

Oracle Corporation
500 Oracle Parkway
Redwood Shores, CA  94065

Pequot Healthcare Fund, L.P.
500 Nyala Farm Road
Westport, CT. 06880
Attn: David J. Malat

Pequot Healthcare Institutional Fund, L.P.
500 Nyala Farm Road
Westport, CT. 06880
Attn: David J. Malat
Pequot Healthcare Offshore Fund, Inc.
500 Nyala Farm Road
Westport, CT. 06880
Attn: David J. Malat

                                      4.

Quantum Industrial Partners LDC
888 7th Avenue, 33rd Floor
New York, NY  10106
Attn: Richard D. Holahan, Jr.

Quantum Partners LDC
888 7th Avenue, 33rd Floor
New York, NY  10106
Attn: Richard D. Holahan, Jr.

Richard Mathies
93 Danefield Place
Moraga, CA  94556

Robert J. Carpenter
9 Lowell Road
Wellesley Hills, MA  02481

Russell Randolph & Cynthia Y. Scott Or
Their Successors In Trust U/T/D June 22, 1998, As May be Amended
312 Coleridge Avenue
Palo Alto, CA  94301

SFM Domestic Investments LLC
888 7th Avenue, 33rd Floor
New York, NY  10106
Attn: Richard D. Holahan, Jr.

Sparks Partners, L.P.
4146 Roland Avenue
Baltimore, MD 21211
Attn: John Brooks

Steven B. Lehrer
DNA Sciences, Inc
6540 Kaiser Drive
Fremont, CA 94555-3613

Tallwood I, L.P.
635 Waverly Street
Palo Alto, CA 94301
Attn: Diosdado P. Banatao

                                      5.

Tallwood I, L.P.
635 Waverly Street
Palo Alto, CA 94301
Attn: Diosdado P. Banatao

TBCC Funding Trust II
Transamerica Technology Finance Division
76 Batterson Park Road
Farmington, CT 06032
Attn: Legal Department

University of Utah Research Foundation
Technology Transfer Office
615 S. Arapeen Drive, Suite 110
Salt Lake City, UT 84108
Attn: Chris Jansen, PhD.
         Director

Web MD Corporation
400 Lenox Building
3399 Peachtree Road, NW
Atlanta, GA 30326

William R. Brody
Johns Hopkins University
242 Garland Hall
3400 N. Charles Street
Baltimore, MD  21218

Woodside Ventures Limited Partnership
2025 Garcia Avenue
Mountain View, CA 94043